Exhibit 99.2

VAPESTICK HOLDINGS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS’ REPORT

DECEMBER 31, 2013 AND 2012

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Vapestick Holdings Limited:

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Vapestick Holdings Limited (“the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of income and comprehensive income, changes in stockholders' equity (deficit) and cash ﬂows for the years then ended, and the related notes to the consolidated ﬁnancial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated ﬁnancial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of ﬁnancial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated ﬁnancial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated ﬁnancial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the ﬁnancial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the ﬁnancial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated ﬁnancial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of signiﬁcant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated ﬁnancial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Opinion

In our opinion, the consolidated ﬁnancial statements referred to above present fairly, in all material respects, the consolidated ﬁnancial position of Vapestick Holdings Limited as of December 31, 2013 and 2012 and the results of their consolidated operations and cash ﬂows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Accell Audit & Compliance, P.A.

Tampa, Florida
March 24, 2014

4868 West Gandy Boulevard ● Tampa, Florida 33611 ● 813.440.6380

VAPESTICK HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2013 AND 2012

	2013	2012

Assets
Current assets:
Cash	$187,084	$11,310
Accounts receivable	181,949	94,924
Inventory	107,866	79,363
Prepaid inventory	254,717	-
Prepaids and other current assets	5,252	3,993
Due from director	-	27,116
Deferred tax asset	-	13,972
Total current assets	736,868	230,678

Furniture and equipment, net	47,954	44,074

Total assets	$784,822	$274,752

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$300,002	$372,180
Revolving line of credit, net	357,026	-
Due to director	-	58,189
Current maturities of long-term debt	15,170	29,291
Total current liabilities	672,198	459,660

Long-term debt, less current maturities	30,743	45,913

Total liabilities	702,941	505,573

Stockholders' equity (deficit)
Common stock; 5,000 Series A shares, 5000 Series B
shares and 1,136 Series C shares; all shares at $.016
par value, all shares issued and outstanding at
December 31, 2013 and 2012, respectively	178	178
Other comprehensive income (loss)	5,911	(7,421)
Retained earnings (accumulated deficit)	75,792	(223,578)
Total stockholders' equity (deficit)	81,881	(230,821)

Total liabilities and stockholders' equity (deficit)	$784,822	$274,752

See accompanying notes to the consolidated financial statements and Independent Auditors’ Report

VAPESTICK HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012

Revenues
Sales	$3,609,360	$1,935,393

Cost of goods sold	1,259,668	621,803
Gross profit	2,349,692	1,313,590

Operating expenses
Selling expenses	803,974	425,942
Personnel costs	632,573	322,117
General and administrative	296,406	200,649
Advertising and marketing	106,505	168,561
Professional fees	60,194	27,476
Merchant account fees	54,865	33,528
Total operating costs	1,954,517	1,178,273

Income from operations	395,175	135,317

Other expense
Interest expense	17,727	4,859

Income before taxes	377,448	130,458

Income tax expense	78,078	27,157

Net income	299,370	103,301

Comprehensive income (loss)
Foreign currency remeasurement	13,332	(13,969)

Total comprehensive income	$312,702	$89,332

See accompanying notes to the consolidated financial statements and Independent Auditors’ Report

VAPESTICK HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF CHANGES TO STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Series A		Series B		Series C		Total Common Stock		Other Comprehensive	Retained Earnings (Accumulated
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Income	Deficit)	Total

Balance at December 31, 2011	5,000	$80	5,000	$80	1,136	$18	11,136	$178	$6,548	$(326,879)	$(320,153)

Foreign currency remeasurement	-	-	-	-	-	-	-	-	(13,969)	-	(13,969)

Net income	-	-	-	-	-	-	-	-	-	103,301	103,301

Balance at December 31, 2012	5,000	80	5,000	80	1,136	18	11,136	178	(7,421)	(223,578)	(230,821)

Foreign currency remeasurement	-	-	-	-	-	-	-	-	13,332	-	13,332

Net income	-	-	-	-	-	-	-	-	-	299,370	299,370

Balance at December 31, 2013	5,000	$80	5,000	$80	1,136	$18	11,136	$178	$5,911	$75,792	$81,881

See accompanying notes to the consolidated financial statements and Independent Auditors’ Report

VAPESTICK HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012

Cash flows from operating activities:
Net income	$299,370	$103,301
Adjustments to reconcile net income to
net cash from operating activities:
Depreciation expense	26,454	16,254
Foreign currency remeasurement	13,332	(13,969)
Changes in operating assets:
Accounts receivable	(87,025)	(21,829)
Inventory	(28,503)	(42,279)
Prepaid inventory	(254,717)	-
Prepaids and other current assets	(1,259)	(3,993)
Deferred tax asset	13,972	25,953
Accounts payable and accrued expenses	(72,178)	79,609
Net cash from operating activities	(90,554)	143,047

Cash flows from investing activities:
Collections on due from director	27,116	57,143
Purchases of furniture and equipment	(30,334)	(26,505)
Net cash from investing activities	(3,218)	30,638

Cash flows from financing activities:
Proceeds from issuance of long-term debt	-	108,661
Repayments on long-term debt	(29,291)	(33,457)
Revolvoing line of credit activity, net	357,026	-
Repayments of due to director	(58,189)	(246,520)
Net cash from financing activities	269,546	(171,316)

Net change in cash and cash equivalents	175,774	2,369

Cash, beginning of the year	11,310	8,941

Cash, end of the year	$187,084	$11,310

Supplementary Cash Flow Information
Cash paid during the year for:
Interest	$17,727	$4,859

See accompanying notes to the consolidated financial statements and Independent Auditors’ Report

VAPESTICK HOLDINGS LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 1 BUSINESS ORGANIZATION

Vapestick Holdings Limited (“Holdings”) was incorporated on September 16, 2011, and registered under the Companies Act of 2006 in England.  Holdings was established as a holding company for Vapestick Branding Limited  and The Vapestick Group Limited, the primary trading company, along with The Vapestick Group Limited’s wholly owned subsidiaries:  Vaporstick Limited, Vapeaway Limited and Electronic Cigarette Direct Limited (collectively, the “Company”).  The Company imports and distributes electronic cigarettes and their components via the internet and other wholesale and retail outlets and its primary operations are based near London, England.

NOTE 2 SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The consolidated financial statements are comprised of the accounts of the Company.  All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements.  Actual results could differ from those estimates.

Concentration of Credit Risk
Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of accounts receivable and inventory. Cash is deposited in various financial institutions. At times, amounts on deposit may be in excess of the Financial Services Compensation Scheme (FSCS) insurance limits.

Revenue Recognition
Revenue is derived from product sales and is recognized upon shipment to the customer.  Returns are accepted, but are not significant to the Company’s overall operations.  Payments received by the Company in advance are recorded as deferred revenue until the merchandise has shipped to the customer.  The Company had no deferred revenue at December 31, 2013 or 2012.

Cost of Goods Sold
The Company recognizes the direct cost of purchasing products for sale, including freight-in and packaging, as cost of goods sold in the accompanying income statement.  The Company purchases all of its products from two suppliers in China.

Shipping and Handling Costs
Outgoing shipping and handling costs are included in selling expenses in the accompanying statements of income.

Advertising and Promotion
The Company recognizes advertising and promotion costs as incurred.  The amount of advertising and promotion expense recognized for the years ended December 31, 2013 and 2012 were $106,505 and $168,561, respectively.

Cash and Cash Equivalents
The Company considers all highly liquid investments, with maturities of three months or less when purchased, to be cash equivalents.  At December 31, 2013 and 2012, the Company had no cash equivalents.

VAPESTICK HOLDINGS LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

Accounts Receivable
Accounts receivable, primarily from retail customers or third-party internet brokers, are reported at the amount invoiced.  Payment terms vary by customer and may be subject to an early payment discount. Management reviews accounts receivable on a monthly basis to determine if any receivables are potentially uncollectible.  An overall allowance for doubtful accounts is determined based on a combination of historical experience, length of time outstanding and specific identification.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.  As of December 31, 2013 and 2012, the Company expects these receivables to be fully collectible and therefore has not estimated an allowance for doubtful accounts for either period.

Inventory
Inventory, which consists of ready for sale disposable e-cigarettes, batteries, cartomizers and other accessories, is carried at the lower of cost or fair market value.  Cost is determined using the first-in, first-out method.

Furniture and Equipment
The Company records furniture and equipment at historical cost, less accumulated depreciation. Expenditures for additions and improvements over $1,500 that substantially extend the useful life of property and equipment or increase its operating effectiveness are capitalized. Repair and maintenance costs are expensed as incurred. Long-lived assets are reviewed for impairment whenever events or circumstances warrant such a review, at least annually, pursuant to the provisions Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 360 Property, Plant, and Equipment.  The Company depreciates the cost of furniture and equipment over the estimated useful lives of the assets, ranging from two to ten years, using the straight-line method. For the years ended December 31, 2013 and 2012, the Company had depreciation expense of $26,454 and $16,254, respectively.  At December 31, 2013 and 2012, accumulated depreciation was $49,927 and $21,604, respectively.

Foreign Currency Translation Adjustments
The Company has reported the financial statements in US dollars at December 31, 2013 and 2012 as translated from British Sterling Pounds. The Company translated assets and liabilities at exchange rates in effect at the balance sheet dates. The Company translates their revenues and expenses using average rates during the year. The resulting foreign currency translation adjustments are recorded as a separate component of accumulated other comprehensive income in the accompanying consolidated balance sheets and consolidated statements of stockholders’ equity (deficit). The spot rates used as of December 31, 2013 and 2012 were 1.6541 and 1.6273, respectively.  The average rates used for the years ended December 31, 2013 and 2012 were 1.5646 and 1.5849, respectively.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Additionally, the recognition of future tax benefits, such as net operating loss carryforwards, is required to the extent that realization of such benefits is more likely than not. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the assets and liabilities are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income tax expense in the period that includes the enactment date.

In the event the future tax consequences of differences between the financial reporting bases and the tax bases of the Company’s assets and liabilities result in deferred tax assets, an evaluation of the probability of being able to realize the future benefits indicated by such asset is required. A valuation allowance is provided for the portion of the deferred tax asset when it is more likely than not that some or all of the deferred tax asset will not be realized. In assessing the realizability of the deferred tax assets, management considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies.

The Company is taxed is accordance with United Kingdom Corporation Tax, which is a corporate tax levied on the profits made by companies that are resident and trade in the UK. The rate of corporation tax is determined by the financial year, which runs from April 1 to the following March 31, and was 20% for the years ended December 31, 2013 and 2012.

Management has evaluated tax positions in accordance with ASC 740, Income Taxes, and has not identified any significant tax positions, other than those disclosed.

Subsequent Events
The Company has evaluated subsequent events through March 24, 2014, the date the financial statements were available to be issued.

NOTE 3  REVOLVING CREDIT LINES

The Company has a revolving credit line with a bank that has a maximum credit limit of approximately $364,000 as of December 31, 2013.  The balance on the line was $357,026 at December 31, 2013.  The line is callable at any time, bears interest of approximately 4.5% per year over the prevailing Bank of England Base Rate (0.5% at December 31, 2013) and is secured by substantially all of the Company’s assets.  The agreement calls for the Company to maintain adjusted tangible net worth not less than a minimum amount of approximately $265,000 for the year ended December 31, 2013.  As of December 31, 2013, the Company was not in compliance with this covenant.

VAPESTICK HOLDINGS LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 4  TAXES

The components of income tax expense for the years ended December 31, 2013 and 2012 are as follows:

	2013	2012

Current	$78,078	$27,157
Deferred	-	-

	$78,078	$27,157

There is no difference between income tax expense computed by applying the statutory income tax rate to earnings before taxes.

	2013	2012

Pretax earnings at statutory rate	$78,078	$27,157

The components of deferred taxes are as follows:

	2013	2012

Deferred income tax assets:
Operating loss carryforwards	$-	$13,972

NOTE 5  LONG-TERM DEBT

The Company has two term notes with a bank.

A £40,000 note that bears interest at 5.0% per year over the prevailing Bank of England Base Rate (0.5% at December 31, 2013), with 60 payments of £764 per month (approximately $1,264 at December 31, 2013) and a maturity date of January 2017 and secured by various assets of the Company.  The balance due on this note as of December 31, 2013 and 2012 was $45,913 and 60,095, respectively.  This note was paid in full subsequent to December 31, 2013.

A £30,000 note that bears interest at 4.6% per year, with 12 payments of £2,561 per month and secured by various assets of the Company.  This note was paid in full during May 2013.  The balance due on this note as of December 31, 2012 was $15,109.

Scheduled principal payments due on the term notes as of December 31, 2013 are as follows:

2014	$15,170
2015	15,170
2016	15,170
2017	403

$45,913

VAPESTICK HOLDINGS LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2013 AND 2012

NOTE 6  RELATED PARTY DEBT AND TRANSACTIONS

The Company has a search engine optimization (SEO) service agreement with a company that is 50% owned by one of the Company’s directors.  Per the agreement, the Company will pay 18% of the gross revenue, plus applicable value added tax, arising from sales made by, on, or through relevant websites.  Total costs incurred under this agreement were $321,238 and $218,718 for the years ended December 31, 2013 and 2012.

At December 31, 2012, the Company owed a director of the Company $58,189 related to cash advances of $32,332 made to cover short-term operating needs of and $25,857 for services provided under the SEO service agreement.  There were no stated terms on the cash advances provided by the director.

At December 31, 2012, a director of the Company owed $27,116 to the Company.  There were no stated terms on the advance provided to the Director.

NOTE 7  COMMITMENTS AND CONTINGENCIES

During the normal course of business, the Company may be exposed to litigation.  When the Company becomes aware of potential litigation, it evaluates the merits of the case in accordance with ASC 450, Contingencies.  The Company evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome.  If the Company determines than an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals.  As of December 31, 2013 and 2012, the Company is not aware of any commitments or contingencies that are expected to have an adverse effect on the Company.

NOTE 8  SUBSEQUENT EVENTS

On January 9, 2014, all issued and outstanding shares in the capital of the Company were acquired by Victory Electronic Cigarettes Corporation (“Victory”) pursuant to a share exchange agreement. The terms of the share exchange agreement resulted in the shareholders of the Company receiving (a) an aggregate cash payment of £3,500,000 (approximately $5,740,000), (b) the issuance of 6,516,205 shares of Victory common stock, and (c) an agreement from Victory to issue an aggregate number of additional shares of common stock equal to 10% of all shares of common stock that Victory issues in any subsequent financing, up to gross proceeds of $1,925,000, calculated on a fully diluted basis.